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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


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                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


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Date of Report: February 18, 2000


                             Skynet Telematics, Inc.
             (Exact name of registrant as specified in its charter)
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           Nevada                  33-55254-39                 87-0485315
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(State or other jurisdiction       (Commission               (IRS Employer
      or incorporation)            File Number)            Identification No.)

Link House, 259 City Road London, U.K. EC1V 1JE                  N/A
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(Address of principal executive offices)                      (Zip Code)

Registrant's telephone number, including area code 011 44 207 490 7900


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          (Former Name Or Former Address, If Changed Since Last Report)
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         Item 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANTS

         Effective February 18, 2000, the Company retained Most, Horowitz & Company, LLP, as its independent accountant for fiscal 1999.

         Most, Horowitz & Company, LLP has not been consulted by the Company on any application of accounting principles or the type of audit opinion that might be rendered on the Company's financial statements or on any matter that was either the subject of a disagreement or a reportable item.
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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        Skynet Telematics, Inc.


                                        By: /s/ TOMAS WILMOT
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                                            Tomas Wilmot
                                            Chief Executive Officer


Dated: February 29, 2000